Supplement dated October 18, 2013
to the Prospectus of the following fund:
Fund	Prospectus Dated	SAI Dated
Columbia Funds Series Trust I
Columbia International Bond Fund	3/1/2013	10/1/2013
Effective on or about October 18, 2013, the following changes are hereby made to the Fund’s prospectus:
The list of portfolio managers under the caption “Portfolio Managers” in the “Investment Manager and Portfolio Manager(s)” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager	Co-Manager	2010
Jim Cielinski	Portfolio Manager	Co-Manager	October 2013
Matthew Cobon	Portfolio Manager	Co-Manager	October 2013
C. Michael Ng, CFA	Portfolio Manager	Co-Manager	2011
The rest of the section remains the same.
The following information is hereby added under the caption “Primary Service Providers — The Investment Manager” in the “Management of the Fund” section:
The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.
The information about the portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “Management of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager	Co-Manager	2010
Jim Cielinski	Portfolio Manager	Co-Manager	October 2013
Matthew Cobon	Portfolio Manager	Co-Manager	October 2013
C. Michael Ng, CFA	Portfolio Manager	Co-Manager	2011
Mr. Pifer joined the Investment Manager in 2000. Mr. Pifer began his investment career in 1990 and earned an M.A. from Johns Hopkins University School of Advanced International Studies.
Mr. Cielinski joined Threadneedle in 2010 as Head of Fixed Income. Prior to joining Threadneedle, Mr. Cielinski was Head of Global Credit – Investment Grade at Goldman Sachs. Mr. Cielinski began his investment career in 1983 and earned a B.S. in Finance from the University of Utah and an M.B.A. from New York University.
Mr. Cobon joined Threadneedle in 2011 as a fund manager. Prior to joining Threadneedle, he was the global head of currency fund management at Aberdeen Asset Management/Deutche Asset Management from 2001 to 2011. Mr. Cobon began his investment career in 1996 and earned a B.S. in Economics from the University of Warwick (U.K.).
Mr. Ng joined the Investment Manager in 1994. Mr. Ng began his investment career in 1983 and earned a B.S. and an M.B.A. from the University of Minnesota.
The rest of the section remains the same.
Effective on or about October 18, 2013, the following changes are hereby made to the Fund’s SAI:
The information under Portfolio Managers in the section entitled Investment Management and Other Services – The Investment Manager and Subadvisers for the above mentioned fund has been superseded and replaced with the following:
Portfolio Managers. The following table provides information about the portfolio managers of each Fund as of the end of the applicable Fund’s most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end.
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Portfolio Managers
		Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
For funds with fiscal period ending October 31
International Bond Fund	C. Michael Ng	5 other accounts	$11.90 million	None	None	(2)	(13)
	Nicholas Pifer	6 RICs 10 other accounts	$3.21 billion $423.40 million	None	None
	Jim Cielinski(c)	4 PIVs 1 other account	$1.07 billion $39.9 million	2 PIVs ($209.3 M)	None (d)	(12)	(25)
	Matthew Cobon(c)	3 PIVs	$832.0 million	3 PIVs ($832 M)	None (d)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2013.
(d)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(12)	Threadneedle International Limited Conflicts of Interest. Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
(25)	Threadneedle International Limited Portfolio Manager Compensation. To align the interests of our investment staff with those of our clients, the remuneration plan for senior individuals comprises basic salary and an annual profit share scheme (linked to individual performance and the profitability of the company) delivered partly as a cash incentive, and partly as a deferred long-term incentive which Threadneedle believes encourages longevity of service, split equally between Restricted Stock Units in Ameriprise Financial and reinvestment into a suite of Threadneedle’s own funds. Investment performance is a major factor within that performance appraisal, judged relative to each fund’s targets on a 1- and 3-year basis, with a bias towards 3-year performance in order to incentivise delivery of longer-term performance. Threadneedle Fund Deferral program, through which the deferral is notionally invested in a number of Threadneedle funds, vesting in three equal parts over three years, which provides a strong tie for our investment professionals to client interests.
The split between each component within the remuneration package varies between investment professionals and will be dependent upon performance and the type of funds they manage.
Incentives are devised to reward:
1.	investment performance and Threadneedle client requirements, in particular the alignment with Threadneedle clients through a mandatory deferral into our own products; and
2.	team cooperation & values.
The split of the incentive pool focuses on the:
1.	performance of the individual’s own funds and research recommendations;
2.	performance of all portfolios in the individual’s team;

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3.	overall contribution to the wider thinking and success of the investment team, for example, idea generation, interaction with colleagues and commitment to assist with the sales effort; and
4.	Threadneedle performance.
Consideration of the individual’s overall performance is designed to incentivise fund managers to think beyond personal portfolio performance and reflects contributions made in:
1.	inter-team discussions, including asset allocation, global sector themes and weekly investment meetings;
2.	intra-team discussions, stock research and investment insights; and
3.	a fund manager’s demonstration of Threadneedle values, as part of our team-based investment philosophy.
It is important to appreciate that for individuals to maximise their rating and hence their incentive remuneration they need to contribute in all areas. Importance is placed not only on producing strong fund performance but also contributing effectively to the team and the wider Investment department and on the Manager’s demonstration of Threadneedle’s corporate values. This structure is closely aligned with Threadneedle’s investment principles of sharing ideas and effective communication.
Investment professionals are formally reviewed once a year, and the performance year runs from January to December. However, we also take into consideration longer-term performance (rolling three and five years) together with a manager’s contribution to the investment dialogue and desk success and their control of and adherence to our risk controls.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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